Exhibit 21

SUBSIDIARIES OF THE REGISTRANT

•                                          Warrior Gas Co., a Texas corporation, which has a wholly owned subsidiary, Clajon Industrial Gas, Inc., a Texas corporation

•                                          Clayton Williams Trading Company, a Texas corporation

•                                          Clayton Williams Venezuela, Inc., a Delaware corporation

•                                          CWEI Acquisitions, Inc., a Delaware corporation

•                                          Clayton Williams Pipeline Corporation (formerly Clayton Williams Midland, Inc.), a Delaware corporation

•                                          CWEI Romere Pass Acquisition Corp., a Delaware corporation, which is the sole member of Romere Pass Acquisition L.L.C. (formerly Romere Pass Acquisition Corp.)

•                                          Warrior Mississippi Corporation, a Delaware corporation

•                                          Southwest Royalties, Inc., a Delaware corporation, which has two wholly owned subsidiaries, Blue Heel Company, a Delaware corporation and Tex-Hal Partners, Inc., a Delaware corporation

•                                          CWEI South Louisiana I, L.P., a Texas limited partnership

•                                          CWEI Cotton Valley I, L.P., a Texas limited partnership

•                                          CWEI Romere Pass, L.P., a Texas limited partnership

•                                          CWEI Longfellow Ranch I, L.P., a Texas limited partnership

•                                          CWEI South Louisiana II, L.P., a Texas limited partnership

•                                          CWEI Mississippi I, L.P., a Texas limited partnership

•                                          Rocky Arroyo, L.P., a Texas limited partnership

•                                          CWEI Mississippi II, L.P., a Texas limited partnership

•                                          CWEI West Pyle/McGonagill, L.P., a Texas limited partnership

•                                          CWEI Destefano, L.P., a Texas limited partnership

•                                          CWEI South Louisiana III, L.P., a Texas limited partnership

•                                          CWEI North Louisiana, L.P., a Texas limited partnership

•                                          Floyd Prospect, L.P., a Texas limited partnership

•                                          Southwest Royalties, Inc. Income Fund V, a Tennessee limited partnership

•                                          Southwest Royalties, Inc. Income Fund VI, a Tennessee limited partnership

•                                          Southwest Oil and Gas Income Fund VII-A, L.P., a Delaware limited partnership

•                                          Southwest Royalties Institutional Income Fund VII-B, L.P., a Delaware limited partnership

•                                          Southwest Royalties, Inc. Income/Drilling Program 1987-I, L.P., a Delaware limited partnership

•                                          Southwest Oil and Gas Income Fund VIII-A, L.P., a Delaware limited partnership

•                                          Southwest Royalties Institutional Income Fund VIII-B, L.P., a Delaware limited partnership

•                                          Southwest Combination Income/Drilling Program 1988, L.P., a Delaware limited partnership

•                                          Southwest Oil and Gas Income Fund IX-A, L.P., a Delaware limited partnership

•                                          Southwest Royalties Institutional Income Fund IX-B, L.P., a Delaware limited partnership

•                                          Southwest Oil & Gas Income Fund X-A, L.P., a Delaware limited partnership

•                                          Southwest Royalties Institutional Income Fund X-A, L.P., a Delaware limited partnership

•                                          Southwest Oil & Gas Income Fund X-B, L.P., a Delaware limited partnership

•                                          Southwest Royalties Institutional Income Fund X-B, L.P., a Delaware limited partnership

•                                          Southwest Oil & Gas Income Fund X-C, L.P., a Delaware limited partnership

•                                          Southwest Royalties Institutional Income Fund X-C, L.P., a Delaware limited partnership

•                                          Southwest Oil & Gas Income Fund XI-A, L.P., a Delaware limited partnership

•                                          Southwest Institutional Income Fund XI-A, L.P., a Delaware limited partnership

•                                          Southwest Developmental Drilling Fund 1990, L.P., a Delaware limited partnership

•                                          Southwest Developmental Drilling Fund 91-A, L.P., a Delaware limited partnership

•                                          Southwest Developmental Drilling Fund 92-A, L.P., a Delaware limited partnership

•                                          Southwest Developmental Drilling Fund 1993, L.P., a Delaware limited partnership

•                                          Southwest Royalties Institutional Income Fund XI-B, L.P., a Delaware limited partnership

•                                          Southwest Developmental Drilling Fund 1994, L.P., a Delaware limited partnership